EXHIBIT 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of April 7, 2006, is by and among CAYE HOME FURNISHINGS, LLC, a Delaware limited liability company ("Caye Home"), CAYE UPHOLSTERY, LLC, a Mississippi limited liability company ("Caye Upholstery"), and CAYE INTERNATIONAL FURNISHINGS, LLC, a Mississippi limited liability company (“Caye International" and together with the Caye Home and Caye Upholstery, each individually as a "Vendor" and collectively as the "Vendors"), Caye Home, as administrative agent for the Vendors (in such capacity, the "Agent"), and the Customers, whose names are set forth on the signature pages hereto.  Capitalized terms used herein and not otherwise defined shall have the meaning assigned such term in the Credit Agreement (as defined below).

RECITALS:

                    A.        The Customers, the Vendors and the Agent are parties to that certain Credit Agreement, dated as of July 11, 2005 (as amended to the date hereof, the “Credit Agreement”).

                    B.        The parties hereto have agreed to amend the Credit Agreement as set forth below.

    NOW, THEREFORE, in consideration of the premises and the mutual covenants hereinafter contained, the parties hereto agree as follows:

    SECTION 1.  Amendments to Credit Agreement.

    (a)        Amendment to Introduction.  The first clause that begins “WHEREAS” in the introduction to the Credit Agreement is hereby amended by deleting the amount “$10,000,000” in the second line thereof and inserting the amount “$11,500,000” in replacement thereof.

    (b)        Amendment to Section 1.1.  Section 1.1 of the Credit Agreement is hereby amended by deleting the amount “$10,000,000” in the second line thereof and inserting the amount “$11,500,000” in replacement thereof.

    SECTION 2.   Representations and Warranties.  Each Customer hereby represents and warrants to each Vendor and the Agent, on the Amendment Effective Date (as hereinafter defined), as follows:

    (a)        After giving effect to this amendment, the representations and warranties set forth in Article 6 of the Credit Agreement, and in each other Credit Document, are true and correct in all material respects on and as of the date hereof and on and as of the Amendment Effective Date (as defined in Section 3) with the same effect as if made on and as of the date hereof or the Amendment Effective Date, as the case may be, except to the extent such representations and warranties expressly relate solely to an earlier date.

    (b)        Each Customer is in compliance with all terms and conditions of the Credit Agreement and the other Credit Documents on its part to be observed and performed and no Default or Event of Default has occurred and is continuing.

    (c)        The execution, delivery and performance by each Customer of this Amendment have been duly authorized by each Customer, as applicable.

    (d)        This Amendment constitutes the legal, valid and binding obligation of each Customer, enforceable against each Customer in accordance with its terms, except to the extent that enforceability may be limited by applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting the

EXHIBIT 10.1

enforcement of creditors' rights or by the effect of general equitable principles.

    (e)        The execution, delivery and performance by each Customer of this Amendment do not and will not conflict with, or constitute a violation or breach of, or result in the imposition of any Lien upon the property of any Customer or any of its Subsidiaries, by reason of the terms of (i) any contract, mortgage, lease, agreement, indenture, or instrument to which any Customer is a party or which is binding upon it, (ii) any Requirement of Law applicable to any Customer, or (iii) the certificate or articles of incorporation or by-laws or the limited liability company or limited partnership agreement of any Customer.

    SECTION 3.  Effectiveness.  This Amendment shall become effective only upon satisfaction of the following conditions precedent (the first date upon which each such condition has been satisfied being herein called the “Amendment Effective Date”):

    (a)        The Agent shall have received duly executed counterparts of this Amendment which, when taken together, bear the authorized signatures of the Customers, the Agent and the Vendors.

    (b)        The Agent shall have received certified copies of resolutions or other action, incumbency certificates and/or other certificates of duly authorized officers of each Customer as the Administrative Agent may require evidencing the identity, authority and capacity of each duly authorized officer authorized to act on behalf of such Customer in connection with this Amendment;

    (c)        The Agent and the Vendors shall be satisfied that the representations and warranties set forth in Section 3 of this Amendment are true and correct on and as of the Amendment Effective Date and that no Default or Event of Default has occurred and is continuing on and as of the Amendment Effective Date.

    (d)        The Agent shall have received all fees and expenses to be paid by the Customers pursuant to Section 4 of this Amendment.

There shall not be any action pending or any judgment, order or decree in effect which, in the judgment of the Agent or the Vendors, is likely to restrain, prevent or impose materially adverse conditions upon the performance by any Customer of its obligations under the Credit Agreement or the other Credit Documents.

    (e)        The Agent shall have received such other documents, legal opinions, instruments and certificates relating to this Amendment as it shall reasonably request and such other documents, legal opinions, instruments and certificates that shall be reasonably satisfactory in form and substance to the Agent and the Vendors.  All corporate or limited liability proceedings taken or to be taken in connection with this Amendment and documents incidental thereto whether or not referred to herein shall be reasonably satisfactory in form and substance to the Agent and the Vendors.

    SECTION 4.    Expenses.  The Customers shall pay all reasonable out-of-pocket expenses incurred by Agent in connection with the preparation, negotiation, execution and delivery of this Amendment, including, but not limited to, the reasonable fees and disbursements of counsel to the Agent.

    SECTION 5.    Cross-References.  References in this Amendment to any Section are, unless otherwise specified, to such Section of this Amendment.

EXHIBIT 10.1

    SECTION 6.    Instrument Pursuant to Credit Agreement.  This Amendment is a Credit Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions of the Credit Agreement.

    SECTION 7.    Further Acts.  Each of the parties to this Amendment agrees that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Amendment.

    SECTION 8.    Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

    SECTION 9.    Severability.  In case any provision in or obligation under this Amendment or the other Credit Documents shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

    SECTION 10.  Benefit of Agreement.  This Amendment shall be binding upon and inure to the benefit of and be enforceable by the respective successors and assigns of the parties hereto; provided that no Customer may assign or transfer any of its interest hereunder without the prior written consent of the Vendors.

    SECTION 11.  Integration.  This Amendment represents the agreement of the Customers, each other Credit Party, the Agent and each of the Vendors signatory hereto with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties relative to the subject matter hereof not expressly set forth or referred to herein or in the other Credit Documents.

    SECTION 12.  Confirmation.  Except as expressly amended by the terms hereof, all of the terms of the Credit Agreement and the other Credit Documents shall continue in full force and effect and are hereby ratified and confirmed in all respects.

    SECTION 13.  Credit Documents.  Except as expressly set forth herein, the amendments provided herein shall not by implication or otherwise limit, constitute a waiver of, or otherwise affect the rights and remedies of the Vendors or the Agent under any Credit Document, nor shall they constitute a waiver of any Event of Default, nor shall they alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the any Credit Document.  Each of the amendments provided herein shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to by such amendments.  Except as expressly amended herein, the Credit Agreement and the other Credit Documents shall continue in full force and effect in accordance with the provisions thereof.  As used in the Credit Agreement, the terms “Agreement”, “herein”, “hereinafter”, “hereunder”, “hereto” and words of similar import shall mean, from and after the date hereof, the Credit Agreement as amended hereby.

EXHIBIT 10.1

IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

VENDORS:

CAYE HOME FURNISHINGS, LLC, as a Vendor

By:       /s/ Karl W. Leo

Name:  Karl W. Leo

Title:     Chairperson of Board of Managers

CAYE UPHOLSTERY, LLC, as a Vendor

By:       /s/ Karl W. Leo

Name:  Karl W. Leo

Title:     Chairperson of Board of Managers

CAYE INTERNATIONAL FURNISHINGS, LLC, as a Vendor

By:       /s/ Karl W. Leo

Name:  Karl W. Leo

Title:     Chairperson of Board of Managers

ADMINISTRATIVE AGENT:

CAYE HOME FURNISHINGS, LLC, as Agent

By:       /s/ Karl W. Leo

Name:  Karl W. Leo

Title:     Chairperson of Board of Managers

CUSTOMERS:

JENNIFER CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

JENNIFER CONVERTIBLES BOYLSTON MA, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

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JENNIFER CHICAGO LTD

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

CIPRIANO SQUARE CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

CONTOUR RD CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

ELEGANT LIVING MANAGEMENT, LTD.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

HARTSDALE CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

JENNIFER ACQUISITION CORP.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

 JAMAICA AVENUE CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

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JENNIFER MANAGEMENT III CORP.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

JENNIFER MEDIA CORP.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

 JENNIFER OUTLET CENTER, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

JENNIFER PURCHASING CORP.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

 JENNIFER CONVERTIBLES LICENSING CORP

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

 JENNIFER MANAGEMENT II CORP

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

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JENNIFER MANAGEMENT IV CORP.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

JENNIFER MANAGEMENT V LTD.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

 JENNIFER CONVERTIBLES NATICK, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

NICOLE CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

NICHOLSON LANE CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

ROUTE 35 CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

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STEWART STREET CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

VALLEY STREAM CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer

WASHINGTON HEIGHTS CONVERTIBLES, INC.

By:       /s/ Harley J. Greenfield

Name:  Harley J. Greenfield

Title:     Chief Executive Officer